                       SUPPLEMENT DATED DECEMBER 2, 2003
                                    TO THE
                                 PROSPECTUSES
                                    OF THE
                             FUNDS INDICATED BELOW

   The following information supplements, and to the extent inconsistent therewith, supercedes, certain information in each of the currently effective Prospectuses for each of the Funds listed below.

MANAGEMENT

   The following text supplements the section entitled "Management" in each of the currently effective Prospectuses for each of the Funds listed below.

Recent Developments

   The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the subcontractor.

   The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

   CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

   CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter.

   For Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund and Salomon Brothers Mid Cap Fund, Citicorp Trust Bank, f.s.b. is each Fund's transfer agent and PFPC Inc. is the Fund's sub-transfer agent. For all other Salomon Brothers funds and Salomon classes of shares of SB funds listed on this supplement, PFPC Inc. is each Fund's transfer agent.

CHANGES TO EXCHANGE PRIVILEGE

   The following text supercedes the section entitled "Exchange Privilege" in each of the currently effective Prospectuses for each of the Funds listed below.

   You may exchange shares of any fund for shares of the same class of another Salomon Brothers fund or Salomon Brothers shares of an SB fund.

  . Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

  . Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange. A sales charge, if applicable, will be imposed upon Class A shares of a fund issued upon exchange for Class A shares of Cash Management Fund or New York Municipal Money Market Fund unless you acquired the shares of Cash Management Fund or New York Municipal Money Market Fund through an exchange of shares with respect to which you had previously paid a sales charge.

  . If you exchange Class B shares of a fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class B shares of Cash Management Fund or New York Municipal Money Market Fund that are not subject to a deferred sales charge at the time of exchange, these shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash Management Fund or the New York Municipal Money Market Fund.

  . Generally, if you exchange Class 2 shares of a fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class 2 shares of Cash Management Fund or New York Municipal Money Market Fund with respect to which a sales charge has not been applicable, those shares may be subject to an initial sales charge of 1.00% at the time of exchange and will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.

  . You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.

-----------------

     SALOMON BROTHERS SERIES FUNDS INC                  April 30, 2003

     SALOMON FUNDS TRUST                                April 30, 2003
        SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
        SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
        SALOMON BROTHERS NEW YORK TAX FREE BOND FUND
        SALOMON BROTHERS MID CAP FUND

     SALOMON BROTHERS CAPITAL FUND INC.                 April 30, 2003

     SALOMON BROTHERS INVESTORS VALUE FUND INC          April 30, 2003

     SMITH BARNEY INVESTMENT SERIES
        SB GROWTH AND INCOME FUND                       May 19,2003
        SALOMON CLASSES OF SHARES

     SMITH BARNEY INCOME FUNDS
        SB CAPITAL AND INCOME FUND                      May 19, 2003
        SB CONVERTIBLE FUND                             November 28, 2003
        SALOMON CLASSES OF SHARES

     SB ADJUSTABLE RATE INCOME FUND                     September 26, 2003
        SALOMON CLASSES OF SHARES


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